Fair Value Measurement - Summary of Financial Instruments Carried On Consolidated Balance Sheet at Fair Value (Parenthetical) (Detail) - At fair value [member] - CAD ($) $ in Millions	Jan. 31, 2025	Oct. 31, 2024
Disclosures Of Fair Value Hierarchy Of Financial Assets And Financial Liabilities [Line items]
Deposits designated at FVTPL	$ 39,610	$ 39,008
Derivative instrument liabilities	587	521
Other liabilities designated at FVTPL	3	19
Other financial liabilities measured at fair value	$ 163	$ 158